Exhibit 99.1

LNB Bancorp, Inc. Reports Third Quarter 2013 Results

  Net income available to common shareholders of $1.4 million, a 17% increase compared to the third quarter of last year.
  Noninterest expenses of $8.3 million, a 4.3% reduction compared to the third quarter of last year.
  Nonperforming assets declined by $8.3 million, or 24%, from the third quarter last year.
  Expanded SBA Lending, opening new loan office in Columbus, Ohio.

LORAIN, Ohio--(BUSINESS WIRE)--October 24, 2013--LNB Bancorp, Inc. (NASDAQ:LNBB) (“LNB” or the “Company”) today reported financial results for the third quarter 2013. Net income available to common shareholders was $1.4 million, or $0.15 per common share, compared to $1.2 million, or $0.15 per common share, for the year-ago quarter. Net income available to common shareholders for the first nine months of 2013 was $4.0 million, or $0.44 per share, compared to $3.5 million, or $0.44 per share, in the same period in 2012.

Noninterest expense was $8.3 million for the third quarter of 2013 compared with $8.7 million in the same period of 2012, a decrease of 4.3%.

“Even in this slowly improving economy, we showed nice improvement in earnings growth, primarily due to expense management and improving credit quality,” stated Daniel E. Klimas, president and chief executive officer. “Revenue growth is key to our future success. We’re looking to expand current relationships as well as focus on targeted new lines of business,” added Klimas.

The Company continued to make progress on improving credit quality as non-performing assets at the end of the third quarter of 2013 declined by $8.3 million from the third quarter of 2012. The ratio of non-performing assets to total assets at September 30, 2013 was 2.14%, down from 2.84% at September 30, 2012. The provision for loan losses was $950,000 in the third quarter of 2013, down $925,000 from the 2012 third quarter, reflecting the Company’s improvement in credit quality. Net charge-offs were $974,000 for the third quarter of 2013, or 0.44% of average loans (annualized), compared to $1.6 million, or 0.72% of average loans (annualized), in the third quarter of 2012.

Noninterest income was $2.5 million for the third quarter of 2013 compared to $3.0 million for the prior-year third quarter. Noninterest income for the first nine months of 2013 was $8.9 million, up $499,000, or 6%, from the same nine month period in 2012. During the quarter, the mortgage refinance market slowed as interest rates rose. Fluctuating interest rates caused a decline in the market value of the derivatives associated with our mortgage activities; this loss of $273,000 is reflected in other income.

Operating revenue, including net interest income on a fully tax equivalent basis (“FTE”) plus noninterest income from operations, was $11.4 million for the third quarter of 2013, which was down $1.1 million, or 9.1%, from the third quarter of the prior year. The net interest margin (FTE) for the third quarter of 2013 was 3.13%, a decline of 7 basis points compared to the second quarter 2013, and a decline of 33 basis points from the 2012 third quarter.

“We’re excited to announce a new strategic effort to drive revenue and loan balance growth. During the quarter we opened a new loan office in Columbus, Ohio focusing on business loans utilizing Small Business Administration (SBA) programs,” stated Daniel E. Klimas. The newly created team of three experienced lenders and an underwriter will uncover commercial loan opportunities for medical offices, veterinarians, dental practices and funeral homes over a nine state area.

Total assets at September 30, 2013 were $1.21 billion, up $3.7 million, or 0.3%, from September 30, 2012. Total deposits at September 30, 2013 were $1.03 billion, up $10.5 million, or 1.0%, from September 30, 2012. All regulatory ratios continue to exceed the threshold for “well capitalized” designation. Tangible common equity ratio improved by 67 basis points to 6.46% compared to 5.79% in the third quarter in 2012.

About LNB Bancorp, Inc.

LNB Bancorp, Inc. is a $1.2 billion bank holding company. Its major subsidiary, The Lorain National Bank, is a full-service commercial bank, specializing in commercial, personal banking services, residential mortgage lending and investment and trust services. The Lorain National Bank and its Morgan Bank division serve customers through 20 retail-banking locations and 28 ATMs in Lorain, Erie, Cuyahoga and Summit counties. North Coast Community Development Corporation is a wholly owned subsidiary of The Lorain National Bank. For more information about LNB Bancorp, Inc., and its related products and services or to view its filings with the Securities and Exchange Commission, visit us at http://www.4lnb.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Terms such as "will," "should," "plan," "intend," "expect," "continue," "believe," "anticipate" and "seek," as well as similar comments, are forward-looking in nature. Actual results and events may differ materially from those expressed or anticipated as a result of risks and uncertainties which include but are not limited to: a worsening of economic conditions or slowing of any economic recovery, which could negatively impact, among other things, business activity and consumer spending and could lead to a lack of liquidity in the credit markets; changes in the interest rate environment which could reduce anticipated or actual margins; increases in interest rates or further weakening of economic conditions that could constrain borrowers’ ability to repay outstanding loans or diminish the value of the collateral securing those loans; market conditions or other events that could negatively affect the level or cost of funding, affecting the Company’s ongoing ability to accommodate liability maturities and deposit withdrawals, meet contractual obligations, and fund asset growth, and new business transactions at a reasonable cost, in a timely manner and without adverse consequences; changes in political conditions or the legislative or regulatory environment, including new or heightened legal standards and regulatory requirements, practices or expectations, which may impede profitability or affect the Company’s financial condition (such as, for example, the Dodd-Frank Act and rules and regulations that have been or may be promulgated under the Act); persisting volatility and limited credit availability in the financial markets, particularly if market conditions limit the Company’s ability to raise funding to the extent required by banking regulators or otherwise; significant increases in competitive pressure in the banking and financial services industries, particularly in the geographic or business areas in which the Company conducts its operations; limitations on the Company’s ability to return capital to shareholders, including the ability to pay dividends, and the dilution of the Company’s common shares that may result from, among other things, funding any repurchase or redemption of the Company’s outstanding preferred stock; adverse effects on the Company’s ability to engage in routine funding transactions as a result of the actions and commercial soundness of other financial institutions; general economic conditions becoming less favorable than expected, continued disruption in the housing markets and/or asset price deterioration, which have had and may continue to have a negative effect on the valuation of certain asset categories represented on the Company’s balance sheet; increases in deposit insurance premiums or assessments imposed on the Company by the FDIC; a failure of the Company’s operating systems or infrastructure, or those of its third-party vendors, that could disrupt its business; risks that are not effectively identified or mitigated by the Company’s risk management framework; and difficulty attracting and/or retaining key executives and/or relationship managers at compensation levels necessary to maintain a competitive market position; as well as the risks and uncertainties described from time to time in the Company’s reports as filed with the SEC. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

CONSOLIDATED BALANCE SHEETS

	At September 30, 2013	At December 31, 2012
	(unaudited)
	(Dollars in thousands except share amounts)
ASSETS
Cash and due from banks	$25,816	$24,139
Federal funds sold and interest bearing deposits in banks	21,274	6,520
Cash and cash equivalents	47,090	30,659
Securities available for sale, at fair value	215,290	203,763
Restricted stock	5,741	5,741
Loans held for sale	2,110	7,634
Loans:
Portfolio loans	891,300	882,548
Allowance for loan losses	(17,791)	(17,637)
Net loans	873,509	864,911
Bank premises and equipment, net	8,322	8,721
Other real estate owned	951	1,366
Bank owned life insurance	19,122	18,611
Goodwill, net	21,582	21,582
Intangible assets, net	492	594
Accrued interest receivable	3,750	3,726
Other assets	12,543	10,946
Total Assets	$1,210,502	$1,178,254

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Demand and other noninterest-bearing	$139,871	$139,894
Savings, money market and interest-bearing demand	391,558	377,287
Certificates of deposit	500,816	482,411
Total deposits	1,032,245	999,592
Short-term borrowings	1,643	1,115
Federal Home Loan Bank advances	46,658	46,508
Junior subordinated debentures	16,238	16,238
Accrued interest payable	804	882
Accrued taxes, expenses and other liabilities	4,953	3,775
Total Liabilities	1,102,541	1,068,110
Shareholders' Equity
Preferred stock, Series A Voting, no par value, authorized 150,000 shares at September 30, 2013 and December 31, 2012.	-	-
Fixed rate cumulative preferred stock, Series B, no par value, $1,000 liquidation value, 9,147 shares authorized and issued at September 30, 2013 and 18,880 shares at December 31, 2012.	9,147	18,880
Discount on Series B preferred stock	(25)	(65)
Common stock, par value $1 per share, authorized 15,000,000 shares, issued shares 9,631,896 at September 30, 2013 and 8,272,548 at December 31, 2012.	9,632	8,273
Additional paid-in capital	47,740	39,141
Retained earnings	52,474	48,767
Accumulated other comprehensive income (loss)	(4,915)	1,240
Treasury shares at cost, 328,194 shares at September 30, 2013 and at December 31, 2012	(6,092)	(6,092)
Total Shareholders' Equity	107,961	110,144
Total Liabilities and Shareholders' Equity	$1,210,502	$1,178,254

Consolidated Statements of Income (unaudited)

	Three Months Ended September 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2013	2012	2013	2012
	(Dollars in thousands except share and per share amounts)
Interest Income
Loans	$8,973	$9,995	$27,291	$30,238
Securities:
U.S. Government agencies and corporations	908	1,145	2,616	3,686
State and political subdivisions	301	289	887	867
Other debt and equity securities	115	69	337	210
Federal funds sold and short-term investments	7	8	23	27
Total interest income	10,304	11,506	31,154	35,028
Interest Expense
Deposits	1,200	1,450	3,685	4,608
Federal Home Loan Bank advances	158	214	469	641
Short-term borrowings	-	-	1	-
Junior subordinated debenture	171	179	511	528
Total interest expense	1,529	1,843	4,666	5,777
Net Interest Income	8,775	9,663	26,488	29,251
Provision for Loan Losses	950	1,875	3,350	5,442
Net interest income after provision for loan losses	7,825	7,788	23,138	23,809
Noninterest Income
Investment and trust services	363	375	1,178	1,190
Deposit service charges	923	994	2,608	2,858
Other service charges and fees	820	762	2,459	2,314
Income from bank owned life insurance	174	167	512	501
Other income (loss)	(218)	214	335	614
Total fees and other income	2,062	2,512	7,092	7,477
Securities gains, net	-	46	178	46
Gains on sale of loans	374	364	1,617	916
Gain (loss) on sale of other assets, net	30	31	(17)	(68)
Total noninterest income	2,466	2,953	8,870	8,371
Noninterest Expense
Salaries and employee benefits	4,200	4,228	13,451	12,233
Furniture and equipment	1,076	1,434	3,159	3,704
Net occupancy	564	531	1,701	1,664
Professional fees	337	414	1,413	1,473
Marketing and public relations	300	312	938	954
Supplies, postage and freight	228	275	809	783
Telecommunications	164	191	501	536
Ohio Franchise tax	304	304	914	927
FDIC assessments	293	346	773	1,132
Other real estate owned	155	107	280	414
Loan and collection expense	268	394	1,030	1,051
Other expense	412	142	1,235	1,398
Total noninterest expense	8,301	8,678	26,204	26,269
Income before income tax expense	1,990	2,063	5,804	5,911
Income tax expense	471	538	1,349	1,443
Net Income	$1,519	$1,525	$4,455	$4,468
Dividends and accretion on preferred stock	109	319	483	956
Net Income Available to Common Shareholders	$1,410	$1,206	$3,972	$3,512

Net Income Per Common Share
Basic	$0.15	$0.15	$0.44	$0.44
Diluted	0.15	0.15	0.44	0.44
Dividends declared	0.01	0.01	0.03	0.03
Average Common Shares Outstanding
Basic	9,303,702	7,944,354	8,940,213	7,937,781
Diluted	9,323,657	7,949,118	8,957,180	7,941,990

LNB Bancorp, Inc.
Supplemental Financial Information
(Unaudited - Dollars in thousands except Share and Per Share Data)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
END OF PERIOD BALANCES	2013	2013	2013	2012	2012	2013	2012
Cash and Cash Equivalents	$47,090	$49,534	$54,954	$30,659	$28,527	$47,090	$28,527
Securities	215,290	228,766	223,173	203,763	235,334	215,290	235,334
Restricted stock	5,741	5,741	5,741	5,741	5,741	5,741	5,741
Loans held for sale	2,110	3,423	6,250	7,634	3,380	2,110	3,380
Portfolio loans	891,300	882,896	889,931	882,548	885,715	891,300	885,715
Allowance for loan losses	17,791	17,815	17,806	17,637	17,587	17,791	17,587
Net loans	873,509	865,081	872,125	864,911	868,128	873,509	868,128
Other assets	66,762	65,701	68,940	65,546	65,668	66,762	65,668
Total assets	$1,210,502	$1,218,246	$1,231,183	$1,178,254	$1,206,778	$1,210,502	$1,206,778
Total deposits	1,032,245	1,039,279	1,049,176	999,592	1,021,709	1,032,245	1,021,709
Other borrowings	64,539	64,704	64,684	63,861	64,720	64,539	64,720
Other liabilities	5,757	5,369	7,118	4,657	4,270	5,757	4,270
Total liabilities	1,102,541	1,109,352	1,120,978	1,068,110	1,090,699	1,102,541	1,090,699
Total shareholders' equity	107,961	108,894	110,205	110,144	116,079	107,961	116,079
Total liabilities and shareholders' equity	$1,210,502	$1,218,246	$1,231,183	$1,178,254	$1,206,778	$1,210,502	$1,206,778

AVERAGE BALANCES
Assets:
Total assets	$1,213,502	$1,233,694	$1,195,630	$1,198,845	$1,202,425	$1,214,339	$1,195,086
Earning assets*	$1,130,695	$1,147,869	$1,113,292	1,124,703	1,128,665	1,130,682	1,115,116
Securities	$222,229	$225,644	$207,791	224,876	233,153	218,900	227,508
Portfolio loans	883,321	882,499	884,893	883,228	876,818	883,565	865,462
Liabilities and shareholders' equity:
Total deposits	$1,036,149	$1,053,952	$1,016,968	$1,013,808	$1,016,030	$1,035,760	$1,010,784
Interest bearing deposits	$896,937	$914,652	$879,208	870,551	872,311	896,997	875,766
Interest bearing liabilities	$961,636	$979,260	$943,566	935,239	939,268	961,554	940,976
Total shareholders' equity	108,025	110,619	110,416	116,573	115,666	109,678	115,036

INCOME STATEMENT
Total Interest Income	$10,304	$10,576	$10,274	$10,920	$11,506	$31,154	$35,028
Total Interest Expense	1,529	1,567	1,570	1,732	1,843	4,666	5,777
Net interest income	8,775	9,009	8,704	9,188	9,663	26,488	29,251
Provision for loan losses	950	1,050	1,350	1,800	1,875	3,350	5,442
Other income	2,062	2,519	2,511	2,598	2,512	7,092	7,477
Net gain on sale of assets	404	553	821	778	441	1,778	894
Noninterest expense	8,301	8,622	9,281	8,634	8,678	26,204	26,269
Income before income taxes	1,990	2,409	1,405	2,130	2,063	5,804	5,911
Income tax expense	471	586	292	491	538	1,349	1,443
Net income	1,519	1,823	1,113	1,639	1,525	4,455	4,468
Preferred stock dividend and accretion	109	117	257	310	319	483	956
Net income available to common shareholders	$1,410	$1,706	$856	$1,329	$1,206	$3,972	$3,512
Common cash dividend declared and paid	$93	$93	$79	$79	$79	$265	$238

Net interest income-FTE (1)	$8,934	$9,169	$8,860	$9,339	$9,808	$26,962	$29,711
Total Operating Revenue (4)	$11,400	$12,241	$12,192	$12,715	$12,545	$35,832	$38,082

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2013	2013	2013	2012	2012	2013	2012
PER SHARE DATA
Basic net income per common share	$0.15	$0.18	$0.10	$0.17	$0.15	$0.44	$0.44
Diluted net income per common share	0.15	0.18	0.10	0.17	0.15	0.44	0.44
Cash dividends per common share	0.01	0.01	0.01	0.01	0.01	0.03	0.03
Book value per common shares outstanding	10.62	10.36	10.87	11.50	11.45	10.62	11.45
Tangible book value per common shares outstanding**	8.25	8.35	8.49	8.70	8.65	8.25	8.65
Period-end common share market value	9.40	8.59	8.31	5.90	6.09	9.40	6.09
Market as a % of tangible book	113.93%	102.90%	97.93%	67.82%	70.39%	113.93%	70.39%
Basic average common shares outstanding	9,303,702	9,303,702	8,201,120	7,944,354	7,944,354	8,940,213	7,937,781
Diluted average common shares outstanding	9,323,657	9,319,142	8,212,038	7,949,556	7,949,118	8,957,180	7,941,990
Common shares outstanding	9,303,702	9,303,702	9,303,702	7,944,354	7,944,354	9,303,702	7,944,354

KEY RATIOS
Return on average assets (2)	0.50%	0.59%	0.38%	0.54%	0.50%	0.49%	0.50%
Return on average common equity (2)	5.58%	6.61%	4.09%	5.59%	5.25%	5.43%	5.19%
Efficiency ratio	72.82%	70.44%	76.12%	67.90%	68.00%	73.13%	68.98%
Noninterest expense to average assets (2)	2.71%	2.80%	3.15%	2.87%	2.87%	2.89%	2.94%
Average equity to average assets	8.90%	8.97%	9.23%	9.72%	9.62%	9.03%	9.63%
Net interest margin (FTE) (1)	3.13%	3.20%	3.23%	3.30%	3.46%	3.19%	3.56%
Common stock dividend payout ratio	6.61%	5.46%	9.59%	5.88%	6.59%	6.75%	6.78%
Common stock market capitalization	$87,455	$79,919	$77,314	$46,872	$48,381	$87,455	$48,381

ASSET QUALITY
Allowance for Loan Losses
Allowance for loan losses, beginning of period	$17,815	$17,806	$17,637	$17,587	$17,300	17,637	17,063
Provision for loan losses	950	1,050	1,350	1,800	1,875	3,350	5,442
Charge-offs	1,354	1,667	1,428	2,201	1,681	4,449	5,378
Recoveries	380	626	247	451	93	1,253	460
Net charge-offs	974	1,041	1,181	1,750	1,588	3,196	4,918
Allowance for loan losses, end of period	$17,791	$17,815	$17,806	$17,637	$17,587	$17,791	$17,587

Nonperforming Assets
Nonperforming loans	$24,976	$26,605	$28,514	$27,796	$32,584	$24,976	$32,584
Other real estate owned	951	1,149	1,215	1,366	1,653	951	1,653
Total nonperforming assets	$25,927	$27,754	$29,729	$29,162	$34,237	$25,927	$34,237

Ratios
Total nonperforming loans to total loans	2.80%	3.01%	3.20%	3.15%	3.68%	2.80%	3.68%
Total nonperforming assets to total assets	2.14%	2.28%	2.41%	2.48%	2.84%	2.14%	2.84%
Net charge-offs to average loans (2)	0.44%	0.47%	0.54%	0.79%	0.72%	0.48%	0.76%
Provision for loan losses to average loans (2)	0.43%	0.48%	0.62%	0.81%	0.85%	0.51%	0.84%
Allowance for loan losses to portfolio loans	2.00%	2.02%	2.00%	2.00%	1.99%	2.00%	1.99%
Allowance to nonperforming loans	71.23%	66.96%	62.45%	63.45%	53.97%	71.23%	53.97%
Allowance to nonperforming assets	68.62%	64.19%	59.89%	60.48%	51.37%	68.62%	51.37%

CAPITAL & LIQUIDITY
Period-end tangible common equity to assets**	6.46%	6.49%	6.53%	5.98%	5.79%	6.46%	5.73%
Average equity to assets	8.90%	8.97%	9.23%	9.72%	9.62%	9.03%	9.63%
Average equity to loans	12.23%	12.53%	12.48%	13.20%	13.19%	12.41%	13.29%
Average loans to deposits	85.25%	83.73%	87.01%	87.12%	86.30%	85.31%	85.62%
Tier 1 leverage ratio (3)	8.95%	8.73%	8.88%	8.79%	9.18%	8.95%	9.18%
Tier 1 risk-based capital ratio (3)	12.40%	11.36%	11.11%	11.21%	11.71%	12.40%	11.71%
Total risk-based capital ratio (3)	12.65%	12.62%	12.36%	12.47%	12.97%	12.65%	12.97%

(1) FTE -- fully tax equivalent at 34% tax rate
(2) Annualized
(3) 9-30-13 ratio is estimated.
(4) Net interest income on a fully tax-equivalent basis ("FTE") plus noninterest income from operations
* Earning Assets includes Loans Held for Sale
** Non-GAAP measures.

Reconciliation of Pre-Provision Core Earnings*

	Three Months Ended September 30,		Nine Months Ended September 30,

	2013	2012	2013	2012

Pre-provision Core Earnings*	$2,940	$3,938	$9,154	$11,353
Provision for Loan Losses	950	1,875	3,350	5,442
Income before income tax expense	$1,990	$2,063	$5,804	$5,911

* Pre-provision core earnings is a non-GAAP financial measure that the Company’s management believes is useful in analyzing the Company’s underlying performance trends, particularly in periods of economic stress. Pre-provision core earnings is defined as income before income tax expense, adjusted to exclude the impact of provision for loan losses.

CONTACT:
LNB Bancorp, Inc.
Peter. R. Catanese, Senior Vice President, 440-244-7126